Exhibit 99.2

FOR IMMEDIATE RELEASE

Contacts:

Media Relations	Investor Relations
Kim Cornwall	David Spille
webMethods, Inc.	webMethods, Inc.
(703) 460-5910	(703) 460-5972
KCornwall@webMethods.com	DSpille@webMethods.com

WEBMETHODS UNVEILS WEBMETHODS FABRIC PRODUCT SUITE

Company Launches the Industry’s Most Innovative and Complete Business
Integration Offering to Maximize Business Process Productivity

FAIRFAX, Va. – October 13, 2004 – webMethods, Inc. (Nasdaq: WEBM), a leading provider of business integration software, today announced the industry’s most comprehensive and mature business integration product suite, webMethods Fabric™. webMethods Fabric is being announced globally to customers, partners and the media today, and will be the focus of an analyst briefing in New York City on Thursday, October 14, 2004.

webMethods Fabric is the new standard for business integration software, enabling businesses and government agencies to integrate, assemble and optimize new and differentiating business processes. Organizations can leverage all existing IT assets to deliver customized, homogeneous views of critical business processes, masking the complexity of the underlying systems. webMethods Fabric extends webMethods’ market-leading, standards-based integration solutions with the introduction of Smart Services™ and Smart Processes™, which infuse these new customized processes with the real-time intelligence required to achieve tangible business results.

“By combining webMethods’ proven integration capabilities with the tools to drive rapid improvement in the business, webMethods Fabric delivers enhanced return on investment to both new and existing customers,” said David Mitchell, president and CEO, webMethods, Inc. “webMethods Fabric will help our customers realize true competitive advantage today, because if you can differentiate your processes, you differentiate your business.”

According to a report published by leading industry analyst firm Gartner, Inc., “Competitive pressures are growing and the business environment is becoming less predictable, forcing enterprises to adopt the real-time enterprise as a business vision. Enterprises will prosper only if they continually remove delays from their critical processes, detect and respond to events, and accelerate their operations.”*

webMethods Fabric helps organizations capture the imagination of the business again by providing the tools to assemble and deploy business processes while being unrestrained by many of the limitations imposed by their IT infrastructure. It is the “big ideas” such as next day delivery, online banking, or in-store customer cards that revolutionize industries and create significant differentiation for innovative companies. Those innovations are only possible when IT can deliver the integrated solutions to support these big ideas when they cut across multiple disparate systems and technologies. webMethods Fabric makes it possible for IT to keep pace with the changing requirements of the business, so that our customers can deliver on the innovations that change industries and create market leaders.

“webMethods’ product strategy complements the trends BearingPoint is seeing in the market, with organizations looking to create more agile and intelligent ways to do business. webMethods Fabric is directly aligned with these goals,” said Gregory Reh, managing partner, BearingPoint. “It applies innovation to existing IT assets to increase business process productivity. Having been involved in many webMethods implementations, we are already seeing that webMethods is becoming the ‘fabric’ of the businesses that we share as customers.”

The Complete Business Integration Solution

webMethods Fabric reaches into all of the existing IT assets of the enterprise, extends those assets by exposing the integrations and underlying business processes as services, and then instruments those services to provide real-time operational metrics and business metrics about the performance of each service. The ability to readily obtain these metrics is a unique capability of webMethods Fabric and delivers self-aware, self-diagnostic, and predictive business components called Smart Services. Any service that is deployed in webMethods Fabric – regardless of where it was created – becomes a Smart Service and inherits all of the enterprise-class quality of service features inherent within webMethods Fabric.

The integration foundation of webMethods Fabric makes possible the rapid assembly of new processes from existing business components – in the form of Web services — to quickly and efficiently address changing or emerging business requirements. The ability to reuse existing business components translates directly into enhanced corporate agility and mines additional value from existing IT assets. Smart Services can be quickly and easily assembled into Smart Processes, providing unparalleled real-time visibility and intelligence into the health and status of any process.

The metrics from the Smart Processes and Smart Services are fully leveraged by the innovative optimization capabilities of webMethods Fabric, which captures and correlates business and operational metrics in real-time. These metrics are then used to produce the key performance indicators essential to monitoring the productivity of the business and performing predictive analysis to identify problems before they occur. The insights gained in the optimization process create a unique feedback loop of information, diagnosis, and refinement that drives continuous process improvement that translates into business productivity. The predictive capabilities of webMethods Fabric – made possible by the first application of neural networking capabilities to integration technology – means that the costs associated with process failures are eliminated, allowing the business to meet or exceed their service level commitments.

“Corporate Express has experienced real business results with webMethods Fabric. webMethods is helping Corporate Express build a reusable, scalable integration infrastructure to seamlessly integrate the interfaces between our existing systems, and rapidly assemble new processes to add to our strategic application portfolio,” said Sandy McGregor, director of integration architecture, Corporate Express. “We are leveraging the power of webMethods business optimization to gain real-time visibility into our critical processes.”

Availability

webMethods Fabric is generally available today, and pricing has been established to allow customers to purchase the entire webMethods Fabric suite, or to purchase the components they require for their immediate needs with a simple path to acquire the additional components when they are ready to leverage the full capabilities of the entire product suite.

“webMethods leveraged the existing webMethods Fabric product name for this broader product suite because the name encompasses the full complement of process integration, assembly and optimization that will serve as the underlying structure of our customers’ business,” said Debbie Rosen, executive vice president, Worldwide Marketing, webMethods, Inc.

*Managing Business Process Fusion: Why, How, What’s Next, published by Gartner, Inc. in October 2003.

About webMethods, Inc.

webMethods (Nasdaq: WEBM) provides business integration software to integrate, assemble and optimize available IT assets to drive business process productivity. webMethods delivers an innovative, enterprise-class business integration platform that incorporates proven integration technology with next generation capabilities into one interoperable set of tools that delivers a unique combination of efficiency, agility and control. webMethods combines industry leadership with a zealous commitment to customers to deliver tangible business value to more than 1,200 global customers. webMethods is headquartered in Fairfax, Va., with offices throughout the U.S., Europe, Asia Pacific and Japan. More information about the company can be found at www.webMethods.com.

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webMethods is a registered trademark, and Global Business Visibility and webMethods Fabric are trademarks, of webMethods, Inc. in the USA and certain other countries. All other company and product names are the property of their respective owners.

This press release may contain various remarks about the future expectations, plans and prospects of webMethods that constitute forward-looking statements for purposes of the safe harbor provisions of U.S. securities laws. The actual results of webMethods may differ materially from those indicated by these forward-looking statements as a result of various important factors, including those discussed under the heading “Factors That May Affect Future Operating Results” in the Business section of webMethods’ Form 10-K for the year ended March 31, 2004 , and in the “Management’s Discussion and Analysis” section of webMethods’ Form 10-Q for the quarter ended June 30, 2004, which are on file with the U.S. Securities and Exchange Commission and may be accessed at www.sec.gov or webMethods’ investor relations web page at www.webMethods.com/investors/. webMethods disclaims any obligation to update or correct any forward-looking statements made herein due to the occurrence of events after the issuance of this press release.